UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        July 15, 2005

DIAMOND ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	0-17953	22-2748019
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

800 Tucker Lane, Walnut, California   91789
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 839-1989

____________________________________________________
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02   Results of Operations and Financial Condition.

Diamond Entertainment Corporation has reported its financial results for the year ended March 31, 2005.  The Company’s press release dated July 15, 2005 announcing the results is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

Exhibit 99.1:      Press Release dated July 15, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ENTERTAINMENT CORPORATION.
Date: July 15, 2005	By: /s/ James Lu James Lu, President and CO-CEO

Date: July 15, 2005	By: /s/ Fred U. Odaka Fred U. Odaka, Chief Financial Officer